                                                                    EXHIBIT 99.2

                             PEREGRINE SYSTEMS, INC.
                              CASE NO. 02-12740-JKF
                                  BALANCE SHEET
                             AS OF FEBRUARY 28, 2003

                                                                  02/28/03
                                                               --------------
                                                                      (1)
                  ASSETS

CURRENT ASSETS
     Cash and cash equivalents                                 $  149,498,273
     Trade receivable, net of allowance                            21,763,451
     Financed and other receivables                                42,422,807
     Other current assets                                          17,580,593
                                                               --------------
             Total Current Assets                                 231,265,124

PROPERTY AND EQUIPMENT, NET                                        24,525,022

OTHER ASSETS
     Intercompany receivables                                     198,656,135
     Financed and other receivables - LT                           19,471,793
     Goodwill                                                      94,896,674
     Other intangible assets, investments and other, net           81,445,352
                                                               --------------
             TOTAL ASSETS                                      $  650,260,100
                                                               ==============

          LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
     Accounts payable                                          $      644,304
     Accrued payroll expenses                                       4,579,032
     Accrued expenses                                               4,923,775
     Deferred revenue                                              34,184,754
     Intercompany payables                                        142,231,009
     DIP financing from BMC                                                 -
                                                               --------------
             Total Postpetition Liabilities                       186,562,874

LIABILITIES SUBJECT TO COMPROMISE (PREPETITION)
     Secured Debt:
         Proceeds from financed A/R payable to Banks               39,903,000
         Long-term debt                                               319,446
     Priority Debt:
         Accrued income taxes                                      24,112,335
     Unsecured Debt:
         Accounts payable                                          46,121,826
         Intercompany payables                                    345,868,295
         Convertible subordinated notes                           264,546,977
                                                               --------------
             Total Pre-Petition Liabilities                       720,871,879

STOCKHOLDERS' EQUITY
     Common stock                                                     410,656
     Additional paid-in capital                                 3,266,312,210
     Treasury stock                                               (10,342,579)
     Equity in subsidiaries                                         2,817,246
     Accumulated deficit pre-petition                          (2,538,089,031)
     Accumulated deficit postpetition                            (958,010,102)
     Adjustments to Stockholders equity:
         Deferred compensation                                    (14,569,574)
         Cumulative translation adjustment                           (401,869)
         Other Comprehensive Income                                (5,301,610)
                                                               --------------
             Total Stockholders' Equity                          (257,174,653)

                                                               --------------
             TOTAL LIABILITIES & EQUITY                        $  650,260,100
                                                               ==============
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NOTE

(1) Balances are subject to restatement pending the publication of Q1, Q2 and Q3
    FY2003 financial statements.